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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 1998


                                Logic Works, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



           00-26810                                22-2663477
    (Commission File Number)            (I.R.S. Employer Identification No.)


111 Campus Drive, Princeton, New Jersey                        08540
(Address of Principal Executive Offices)                     (Zip Code)


                                 (609) 514-2124
              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

         On March 16, 1998, Logic Works, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement"), dated March 14, 1998, among PLATINUM technology, inc. ("PLATINUM"), PT Acquisition Corporation II ("Sub"), a wholly owned subsidiary of PLATINUM, and the Company. Pursuant to the Agreement, and subject to the terms and conditions thereof, the Company will become a wholly-owned subsidiary of PLATINUM and PLATINUM will exchange 0.5769 shares of PLATINUM common stock for each share of the Company's common stock.

         On March 16, 1998, the Company issued a press release announcing the Agreement, a copy of which is attached hereto as Exhibit 99. The information contained in the press release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

Exhibit Number                      Description

     99                             Press release, dated March 16, 1998.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Logic Works, Inc.
                                -----------------------------------
                                (Registrant)


                                By: /s/ Gregory A. Peters
                                -----------------------------------
                                Name:  Gregory A. Peters
                                Title: President and Chief Executive Officer


Dated:  March 18, 1998

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